UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2019

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2019, Sprouts Farmers Market, Inc. (the “Company”) announced that Jim Nielsen, its President and Chief Operating Officer, who has been on a temporary medical leave of absence from the Company, will transition to the position of Senior Advisor effective immediately and continuing until March 31, 2020 after which his employment with the Company will cease. As Senior Advisor, Mr. Nielsen will perform duties assigned to him by the Company’s Chief Executive Officer.

In connection with Mr. Nielsen’s transition to Senior Advisor, the Company and Mr. Nielsen entered into an agreement (the “Employment Transition Agreement”) on August 1, 2019 that provides for, among other things, continuation of Mr. Nielsen’s current base salary through March 31, 2020, payment of a specified 2019 bonus, eligibility to continue to vest in his outstanding stock-based awards and continuation of his participation in the Company’s benefit plans. Following Mr. Nielsen’s service as Senior Advisor, Mr. Nielsen will receive his base salary and health coverage reimbursement for a one-year period, provided that Mr. Nielsen complies with the terms of his Confidentiality, Non-Competition and Non-Solicitation Agreement, among other conditions described in the Employment Transition Agreement.

A copy of the Employment Transition Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the Employment Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Transition Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

10.1	Employment Transition Agreement, dated August 1, 2019, by and between Sprouts Farmers Market, Inc. and Jim Nielsen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: August 1, 2019	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary